Exhibit 10dd-2

                         CERTIFICATE

     I, Bruce B. Howat, hereby certify that I am the duly elected, qualified and acting Secretary of American Information Technologies Corporation, a Delaware corporation (the "Company"); and hereby further certify that attached hereto is a true and correct copy of the Second Amendment to Ameritech Mid-Career Pension Plan and that such amendment was approved and adopted by the Human Resources Committee of the Board of Directors of the Company by unanimous written consent effective as of February 1, 1990.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company this 5th day of March, 1990.




Seal
                               /s/ Bruce B. Howat
                                   Secretary


                     SECOND AMENDMENT
                             TO
              AMERITECH MID-CAREER PENSION PLAN
             (As Amended and Restated Effective
                   as of January 1, 1989)
              ________________________________

     RESOLVED, that pursuant to the authority reserved to American Information Technologies Corporation by the provisions of the Ameritech Mid-Career Pension Plan (As Amended and Restated Effective as of January 1, 1989) (the "Plan"), the Plan is hereby amended effective as of February 1, 1990, by substituting the following for Paragraph 8 of
Section 4:

     "8. Lump Sum Settlement. In lieu of the benefit otherwise payable under the Plan, an employee whose employment with the Participating Companies terminates on or after October 1, 1986, for reasons other than death, disability or transfer to an Interchange Company, may elect to receive a lump sum payment of the present value of the aggregate amount of all such benefits to which he would otherwise be entitled, subject to the following:

     (a) Except as provided in Paragraph 8(c) or 8(d) of this Section 4, an election of a lump sum payment must be filed with the Committee or Participating Company Committee no later than the later of November 1, 1986 or one year prior to the date on which the employee's employment with the Participating Companies terminates.

     (b) Except as provided in Paragraph 8(c) of this
Section 4, a lump sum payment elected by an employee shall be paid to him as soon as practicable after the later of January 1, 1987 or the date his employment with the Participating Companies terminates.

     (c) In the event of financial hardship or involuntary termination of employment, a lump sum distribution may be elected by an employee, with the consent of the Committee or Participating Company Committee, at any time prior to the 3Oth day following the employee's termination of employment, in which case, the lump sum distribution shall be made as of the January 1 following the date on which such election is made.

     (d) In the event of a limited program of voluntary or involuntary terminations of employment initiated by a Participating Company to achieve a specific force reduction, a lump sum distribution may be elected by an employee whose employment is terminated under such program, with the consent of the Committee or Participating Company Committee, at any time after the announcement of such program and before the date of such employee's termination of employment.

     (e) The amount of an employee's lump sum payment under the Plan as of any date shall be determined on the basis of the rates, tables and factors utilized to determine lump sum payments under the Pension Plan as of that date.

     (f) An election of a lump sum distribution may be rescinded by an employee; provided, however, that any rescission after the last date specified in Paragraph 8(a) of this Section 4 shall be permitted only in the case of substantially changed circumstances and only with the consent of the Committee or Participating Company Committee.

     (g) If an employee who has filed a lump sum election dies prior to his retirement or other termination of employment, such election shall be void. If an employee who has filed a lump sum election dies after his retirement or other termination of employment but prior to receipt of such payment, the lump sum shall be paid to his estate as soon as practicable thereafter.

     (h) A lump sum payment under this Section 4, Paragraph 8 shall be in lieu of all other benefits (including post-retirement ad hoc pension increases under Paragraph 3(c) of this Section 4) otherwise payable to or on account of the employee under the Plan.

     (i) Any election under this Section 4, Paragraph 8 shall be in such form as the Committee or Participating Company Committee may require from time to time."